UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025

ENOVA INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35503	45-3190813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 West Jackson Boulevard
Chicago, Illinois		60604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 568-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.00001 par value per share	ENVA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 10, 2025, Enova International, Inc. (“Enova”), a Delaware corporation, and Grasshopper Bancorp, Inc. (“Grasshopper”), a Delaware corporation and the parent holding company of Grasshopper Bank N.A. (“Grasshopper Bank”), a national bank and wholly-owned subsidiary of Grasshopper, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Under the terms and subject to the conditions of the Merger Agreement, among other things, (1) Grasshopper will merge with and into Enova, with Enova continuing as the surviving corporation (the “Merger”), and (2) immediately following the Merger, an interim national bank and wholly owned subsidiary of Enova to be formed following the date hereof will merge with and into Grasshopper Bank, with Grasshopper Bank continuing as the surviving bank (the “Bank Merger” and, together with the Merger, the “Mergers”), each as more fully described in the Merger Agreement. The Merger Agreement was unanimously approved by the Board of Directors of each of Enova and Grasshopper.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Grasshopper (“Grasshopper Common Stock”), excluding certain specified shares owned by Enova or Grasshopper and shares held by stockholders who properly exercise appraisal rights, that is issued and outstanding immediately prior to the Effective Time, will be converted, at the election of the applicable stockholder and subject to procedures applicable to oversubscription and undersubscription for cash consideration as described in the Merger Agreement, into the right to receive either (i) 0.07637 of a share of common stock, par value $0.00001 per share, of Enova (“Enova Common Stock”), with cash paid in lieu of fractional shares (the “Stock Consideration”), or (ii) $9.69 (the “Cash Consideration” and, together with the Stock Consideration, the “Per Share Merger Consideration”), which Per Share Merger Consideration is subject to adjustment pursuant to the terms of the Merger Agreement such that the total consideration for all outstanding shares of Grasshopper Common Stock remains no higher than approximately $350 million in the aggregate (the “Merger Consideration”). The Merger Agreement provides that the aggregate amount of Cash Consideration will equal 50% of the Merger Consideration.

At the Effective Time, each stock option in respect of Grasshopper Common Stock (“Grasshopper Stock Option”) will be fully vested then cancelled and converted into the right to receive from Enova a cash payment (less any required tax withholding) equal to the product, rounded up to the nearest cent, of (a) the number of shares of Grasshopper Common Stock subject to such Grasshopper Stock Option immediately prior to the Effective Time, multiplied by (b) the difference, if positive, between the Cash Consideration and the exercise price of the Grasshopper Stock Option. Any Grasshopper Stock Option with an exercise price that equals or exceeds the Cash Consideration will be canceled with no consideration being paid to the optionholder.

At the Effective Time, each warrant in respect of Grasshopper Common Stock (“Grasshopper Warrant”), whether vested or unvested, that is outstanding and unexercised immediately prior to the Effective Time will be canceled and the holder thereof will have no further rights with respect to such Grasshopper Warrant, unless the holder of such Grasshopper Warrant executes a warrant cancelation agreement prior to the Effective Time, in which case, such Grasshopper Warrant subject to an executed warrant cancelation agreement will instead be canceled and converted into the right to receive from Enova a cash payment (less any required withholding) equal to a pro rata amount of the aggregate amount payable by Enova in respect of the Grasshopper Warrants of $2,500,000.

Corporate Governance

The directors and officers of Enova in office immediately prior to the Effective Time will serve as the directors of Enova as the surviving corporation of the Merger from and after the Effective Time in accordance with the certificate of incorporation and bylaws of Enova. Michael Butler, Grasshopper’s CEO, will serve as President of the surviving bank, reporting to Steve Cunningham, who will be appointed CEO of the surviving bank.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties from both Enova and Grasshopper, and each party has agreed to customary covenants, including, among others, covenants relating to (a) the conduct of each party’s business during the interim period between the execution of the Merger Agreement and the Effective Time, (b) Grasshopper’s obligation to call a meeting of its stockholders for purposes of obtaining approval of the Merger Agreement and the transactions contemplated thereby and to recommend that its stockholders approve the same, and (c) non-solicitation obligations of Grasshopper relating to alternative acquisition proposals or entering into negotiations, inquiries or discussions or providing information in connection with, any alternative acquisition.

Each of the parties has agreed to use its reasonable best efforts to obtain as soon as reasonably practicable all consents required to be obtained from any third parties and regulatory authorities that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Mergers). Notwithstanding such general obligation to obtain such consents of regulatory authorities, Enova and its subsidiaries are not required, and Grasshopper and its subsidiaries are not permitted (without Enova’s prior written consent in its sole discretion), to take any action, or commit to take any action, or to accept any restriction, commitment or condition, involving itself or its subsidiaries, which would reasonably be expected to be materially financially burdensome to the business, operations, financial condition or results of operations of Enova and its subsidiaries, taken as a whole after giving effect to the Mergers and certain other transactions contemplated by the Merger Agreement (a “Burdensome Condition”).

Closing Conditions

The completion of the Merger is subject to customary conditions, including, among others, (a) receipt of the approval of the stockholders of Grasshopper; (b) receipt of all required regulatory approvals (or waivers), including from the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency; (c) absence of any law or order (whether temporary, preliminary or permanent) by any court or regulatory authority of competent jurisdiction prohibiting, restricting or making illegal the consummation of the transactions contemplated by the Merger Agreement (including the Mergers); (d) effectiveness of the registration statement, including the proxy statement/prospectus, relating to the approval of the Merger by the stockholders of Grasshopper and the issuance of Enova Common Stock in the Merger; (e) approval for listing on the New York Stock Exchange of the shares of Enova Common Stock to be issued in the Merger; (f) each party’s receipt of an opinion from Covington & Burling LLP to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; and (g) the absence of a material adverse effect on the other party since the date of the Merger Agreement. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, subject to customary bring-down materiality standards; and (ii) performance in all material respects by the other party of its obligations under the Merger Agreement.

Enova’s obligation to consummate the Merger is also subject to customary conditions, including, among others: (a) receipt of required regulatory approvals without the imposition of a Burdensome Condition; (b) that holders of not more than 2% of the outstanding shares of Grasshopper Common Stock have properly demanded appraisal rights for such shares pursuant to Delaware law; (c) Grasshopper’s satisfaction of certain regulatory capital requirements, including being “well capitalized” pursuant to applicable law and having a tier 1 leverage ratio of no lower than 8%; and (d) termination of certain contracts of Grasshopper and of certain Grasshopper Warrants.

Termination

The Merger Agreement provides certain termination rights for both Enova and Grasshopper and further provides that a termination fee of $5,000,000 will be payable by Enova, upon termination of the Merger Agreement under certain circumstances. The Merger Agreement also provides that, subject to certain conditions, either party can terminate the Merger Agreement after the 360th day following the execution thereof unless Enova and Grasshopper agree, and Enova pays Grasshopper $5,000,000, to extend the date at which either party can terminate the Merger Agreement to the 450th day following the execution thereof.

Additional Information

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement (other than, in the case of certain covenants, third party beneficiaries expressly identified therein), may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between Enova and Grasshopper instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (a) will not survive consummation of the Merger, unless otherwise specified therein, and (b) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Enova or Grasshopper, their respective affiliates or their respective businesses.

The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Enova, Grasshopper, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 to be filed by Enova (the “registration statement”) under the Securities Act of 1933, as amended (the “Securities Act”) that will include a proxy statement of Grasshopper and a prospectus of Enova (the “proxy statement/prospectus”), as well as in the Forms 10-K, Forms 10-Q and other filings that Enova makes with the Securities and Exchange Commission (“SEC”).

Voting Agreements

In connection with entering into the Merger Agreement, certain stockholders of Grasshopper have separately entered into voting agreements with Enova and Grasshopper (the “Voting Agreements”) pursuant to which they have agreed to, among other things, vote all of their shares of Grasshopper common stock in favor of the Merger and the other transactions contemplated by the Merger Agreement and against alternative transactions.

In addition, the Voting Agreements provide that such stockholders will not transfer (i) any of their shares of Grasshopper Common Stock, subject to certain exceptions, prior to the earlier to occur of the Effective Time, the termination of the Merger Agreement and the termination of the Voting Agreement and (ii) any shares of Enova common stock received in the Merger during the period commencing as of the Effective Time until the 270th day following the date of the consummation of the Merger, provided that this restriction will cease to apply with respect to 33% of such shares as of the 90th day following the date of the consummation of the Merger, and with respect to 66% of such shares as of the 180th day following the date of the consummation of the Merger.

The stockholders of Grasshopper that are parties to Voting Agreements own in the aggregate approximately 56.3% of the outstanding shares of Grasshopper Common Stock with voting rights as of December 8, 2025.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 11, 2025, Enova issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In connection with the announcement of the Merger Agreement, on December 11, 2025, Enova released a presentation to investors about the proposed transactions. A copy of the investor presentation is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

This information (including Exhibits 99.1 and 99.2) is being furnished under Item 7.01 hereof and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Important Additional Information

In connection with the proposed transaction, Enova will file with the SEC the registration statement, which will contain the proxy statement/prospectus, and Enova may file with the SEC other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY ENOVA, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENOVA, GRASSHOPPER AND THE PROPOSED TRANSACTION. A definitive copy of the proxy statement/prospectus will be mailed to stockholders of Grasshopper when that document is final. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about Enova, free of charge from Enova or from the SEC’s website when they are filed by Enova. The documents filed by Enova with the SEC may be obtained free of charge at Enova’s website, at https://ir.Enova.com/sec-filings, or by requesting them by mail at Enova International, Inc., Attention: General Counsel, 175 West Jackson Blvd., Suite 600, Chicago, Illinois 60604.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Enova or Grasshopper. However, Enova, Grasshopper and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Grasshopper in respect of the proposed transaction. Information about Enova’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2024 and other documents filed by Enova with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities of Enova or a solicitation of any vote or approval with respect to the proposed transaction by Enova of Grasshopper, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not place undue reliance on these statements. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of senior management with respect to, among other things, projections as to the anticipated benefits of the proposed transaction as well as statements regarding the impact of the proposed transaction on Enova’s and the combined company’s business, financial condition, operations and prospects, the amount and timing of synergies from the proposed transaction and the closing date for the proposed transaction. When used in this communication, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “intends,” “anticipates,” “may,” “forecast,” “project” and similar expressions or variations as they relate to Enova, the combined company or their respective management are intended to identify forward-looking statements.

Forward-looking statements address matters that involve risks and uncertainties that are beyond the ability of Enova to control and, in some cases, predict. Accordingly, there are or will be important factors that could cause the actual results to differ materially from those indicated in these statements. Key factors that could cause the actual financial results, performance or condition to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement entered into between Enova and Grasshopper, including the payment of any termination fee due thereunder; the outcome of any legal proceedings that may be instituted against Enova or Grasshopper; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) or stockholder approvals or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all; the ability to obtain or add bank functionality and a bank charter; the possibility that the anticipated benefits and synergies of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Enova and Grasshopper do business; the possibility that the proposed transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; changes in Enova’s share price before the closing of the proposed transaction; risks relating to the potential dilutive effect of shares of Enova common stock to be issued in the proposed transaction; and other factors that may affect future results of Enova and the combined company.

The foregoing list of factors is not exhaustive and new factors may emerge or changes to these factors may occur that could impact Enova’s or the combined company’s business and cause actual results to differ materially from those expressed in any of our forward-looking statements. Additional information regarding these and other factors may be contained in Enova’s filings with the SEC. Readers of this communication are encouraged to review Enova’s filings with the SEC, including the risks described under “Risk Factors” contained in Enova’s Form 10-K and any updates to those risk factors contained in subsequent Forms 10-Q, to obtain more detail about Enova’s risks and uncertainties. The forward-looking statements in this communication are made as of the date of this communication, and Enova disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this communication. All forward-looking statements in this communication are expressly qualified in their entirety by the foregoing cautionary statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, by and between Enova International, Inc. and Grasshopper Bancorp, Inc., dated December 10, 2025*
10.1	Form of Voting Agreement, by and among Enova International, Inc., Grasshopper Bancorp, Inc., and certain stockholders of Grasshopper Bancorp, Inc.

99.1	Press Release, dated December 11, 2025
99.2	Investor Presentation, dated December 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Enova International, Inc.

Date:	December 11, 2025	By:	/s/ Sean Rahilly
Sean Rahilly General Counsel & Secretary